Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Consolidated data (in millions, except per share)
Diluted net earnings per share	$1.44	$0.89	$1.01	$0.29	$0.30	$0.54	$0.64	$0.54
Diluted weighted average # of shares outstanding(a)	427.0	427.2	427.2	427.1	415.5	379.6	376.2	375.9
Total Net Sales	$2,368	$2,312	$2,619	$1,909	$2,182	$1,986	$2,440	$2,251
Gross Margin	$578	$642	$665	$387	$322	$412	$521	$415
As % of Sales	24%	28%	25%	20%	15%	21%	21%	18%
SG&A	101	92	116	94	91	120	88	84
Foreign Currency (Loss)/Gain	10	17	22	(30)	25	43	(39)	27
Effective Tax Rate(b)	(26)%	26%	23%	(6)%	11%	(1)%	25%	27%
Net Income	$616	$380	$430	$124	$129	$218	$248	$202
As % of Sales	26%	16%	16%	7%	6%	11%	10%	9%
Total Debt	$1,061	$1,081	$1,033	$1,027	$3,032	$3,051	$3,026	$3,816
Cash & cash equivalents	3,405	3,511	3,916	3,339	5,293	2,491	2,367	2,971
Net debt	$(2,344)	$(2,430)	$(2,883)	$(2,312)	$(2,261)	$560	$659	$845
Cash flow from operations	$377	$579	$982	$(45)	$503	$627	$796	$489
Cash flow from investments	(435)	(378)	(381)	(466)	(370)	(1,634)	(360)	(158)
Cash flow from financing	(82)	(85)	(152)	(89)	1,842	(1,770)	(575)	323
Effect of exchange rate changes on cash	(3)	(10)	(45)	23	(20)	(25)	15	(50)
Net cash flow	$(143)	$106	$404	$(577)	$1,955	$(2,802)	$(124)	$604
Cash dividends paid	$(107)	$(106)	$(107)	$(107)	$(107)	$(100)	$(95)	$(94)
Operating Earnings
Potash	$260	$306	$346	$92	$88	$166	$213	$46
Phosphates	208	185	191	58	96	138	206	239
Corporate(c)	(5)	—	(11)	(6)	(5)	(37)	(16)	(8)
Consolidated Operating Earnings	$463	$491	$526	$144	$179	$267	$403	$277
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,794	2,672	2,921	2,739	3,381	2,693	3,376	3,252
Realized average DAP price/tonne(e)	$532	$491	$477	$436	$381	$414	$465	$461
Revenue	$1,656	$1,501	$1,646	$1,419	$1,556	$1,254	$1,672	$1,658
Segment Gross Margin	$280	$253	$279	$193	$188	$207	$284	$294
As % of Sales	17%	17%	17%	14%	12%	17%	17%	18%
Potash
Sales volumes (‘000 tonnes)(f)	1,421	2,007	2,448	1,380	1,862	2,355	2,500	1,808
Realized average MOP price/tonne(e)	$435	$376	$366	$342	$303	$267	$267	$291
Revenue	$726	$825	$974	$523	$652	$733	$762	$593
Segment Gross Margin	$300	$397	$389	$184	$134	$212	$250	$131
As % of Sales	41%	48%	40%	35%	21%	29%	33%	22%

The Mosaic Company—Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$542	$440	$480	$279	$470	$515	$447	$396
International	184	385	494	244	182	218	315	197
Net Sales	$726	$825	$974	$523	$652	$733	$762	$593
Cost of Goods Sold	426	428	585	339	518	521	512	462
Gross Margin	$300	$397	$389	$184	$134	$212	$250	$131
As % of Sales	41%	48%	40%	35%	21%	29%	33%	22%
Resources Taxes	$70	$32	$67	$31	$57	$30	$45	$46
Royalties	16	15	14	11	9	6	7	6
Total Resources Taxes & Royalties	$86	$47	$81	$42	$66	$36	$52	$52
Gross Margin (excluding Resources Taxes & Royalties)(g)	$386	$444	$470	$226	$200	$248	$302	$183
As % of Sales	53%	54%	48%	43%	31%	34%	40%	31%
Segment Operating Earnings	$260	$306	$346	$92	$88	$166	$213	$46
As % of Sales	36%	37%	36%	18%	14%	23%	28%	8%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$70	$32	$67	$31	$57	$30	$45	$46
Royalties	16	15	14	11	9	6	7	6
Brine Inflow Expenses	59	53	51	48	50	44	46	44
Mark to Market (Gain)/Loss	13	7	16	(23)	1	4	(24)	23
Depreciation, Depletion and Amortization	74	79	89	86	84	87	92	89
Total	$232	$186	$237	$153	$201	$171	$166	$208
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	734	705	804	417	933	1,111	873	691
Crop Nutrients International(f)	522	1,134	1,468	781	744	1,065	1,427	919
Non-Agricultural	165	168	176	182	185	179	200	198
Total(f)	1,421	2,007	2,448	1,380	1,862	2,355	2,500	1,808
Production Volumes (‘000 tonnes)
Production Volume	1,754	2,197	2,161	1,957	1,741	1,871	2,044	1,666
Operating Rate	75%	83%	81%	73%	65%	70%	76%	62%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(h)	$467	$426	$415	$364	$332	$300	$308	$344
MOP - International(e)	$353	$327	$326	$294	$225	$209	$225	$232
MOP - Average(e)	$435	$376	$366	$342	$303	$267	$267	$291
Potash CAPEX ($ in millions)	$282	$235	$216	$199	$197	$144	$94	$92

The Mosaic Company—Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$683	$549	$589	$417	$721	$559	$725	$636
International	973	952	1,057	1,002	835	695	947	1,022
Net Sales	$1,656	$1,501	$1,646	$1,419	$1,556	$1,254	$1,672	$1,658
Cost of Goods Sold	1,376	1,248	1,367	1,226	1,368	1,047	1,388	1,364
Gross Margin	$280	$253	$279	$193	$188	$207	$284	$294
As % of Sales	17%	17%	17%	14%	12%	17%	17%	18%
PhosChem sales of other member	$8	$14	$46	$15	$23	$—	$—	$—
Mosaic Sales (excluding PhosChem)(i)	$1,648	$1,487	$1,600	$1,404	$1,533	$—	$—	$—
Mosaic COGS (excluding PhosChem)(i)	1,368	1,234	1,321	1,211	1,345	—	—	—
Gross Margin (excluding PhosChem)(i)	$280	$253	$279	$193	$188	$207	$284	$294
As % of Sales (excluding PhosChem)(i)	17%	17%	17%	14%	12%	17%	17%	18%
Segment Operating Earnings	$208	$185	$191	$58	$96	$138	$206	$239
As % of Sales	13%	12%	12%	4%	6%	11%	12%	14%
Depreciation, Depletion and Amortization	$73	$72	$74	$76	$76	$81	$95	$94
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients(d)
North America(j)	777	638	682	515	1,116	747	948	805
International(j)	586	872	796	677	590	667	806	812
MicroEssentials®	345	350	320	233	456	394	337	302
Crop Nutrient Blends(k)	690	493	652	837	707	556	792	838
Feed Phosphates	134	134	131	152	156	147	169	144
Other(l)	262	185	340	325	356	182	324	351
Total(d)	2,794	2,672	2,921	2,739	3,381	2,693	3,376	3,252
Production Volumes (‘000 tonnes)
Total tonnes produced(m)	2,152	2,038	2,049	2,123	1,960	1,971	2,458	2,480
Operating rate	89%	84%	84%	88%	81%	79%	84%	85%
Realized prices ($/tonne)
DAP (FOB plant)(e)	$532	$491	$477	$436	$381	$414	$465	$461
Blends (FOB destination)(k)	$557	$559	$560	$508	$460	$451	$456	$470
Realized costs ($/tonne)
Ammonia (tonne)(n)	$569	$550	$517	$486	$422	$374	$473	$508
Sulfur (long ton)(o)	$186	$178	$169	$167	$123	$96	$128	$148
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$701	$644	$578	$489	$467	$455	$557	$547
Sulfur (long ton)(q)	$162	$153	$153	$111	$77	$104	$131	$135
Natural Gas(r)	$3.5	$3.5	$4.0	$3.6	$3.9	$4.7	$4.6	$4.0
Phosphates CAPEX (in millions)	$85	$100	$140	$120	$129	$124	$115	$93

Footnotes

(a)	Since Q4 2013 diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligation.

(b)
Includes a discrete income tax benefit of approximately $180 million in Q4 2012, $45 million in Q3 2013, $63 million in Q1 2014, $14M in Q2 2014, $29 million in Q3 2014 and a discrete income tax expense of approximately $104 million in Q4 2013.

(c)	Includes elimination of intersegment sales.

(d)	Excludes tonnes sold by PhosChem for its other member.

(e)	FOB Plant, sales to unrelated parties.

(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.

(g)
Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.

(h)	This price excludes industrial and feed sales.

(i)
Excludes PhosChem quarterly sales for its other member, included in our financials. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem. Phoschem was a consolidated subsidiary of Mosaic through December 31, 2013, when it was dissolved.

(j)	Excludes Crop Nutrient Blends and MicroEssentials®.

(k)
The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors. In Q4 2013, the average product mix in our Blends contained approximately 55% phosphate, 25% potash and 20% nitrogen.

(l)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.

(m)	Includes crop nutrient dry concentrates and animal feed ingredients.

(n)	Amounts are representative of our average ammonia costs in cost of goods sold.

(o)	Amounts are representative of our average sulfur cost in cost of goods sold.

(p)	Three point quarterly average (Fertecon).

(q)	Three point quarterly average (Green Markets).

(r)	Three point quarterly average (NYMEX).